                                AMENDMENT NO. 13

                             PARTICIPATION AGREEMENT

                                   MAY 1, 2007

     The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14,
2003, December 31, 2003, September 1, 2004 and January 29, 2007 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

     1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                                  SCHEDULE A

                                     SEPARATE ACCOUNTS UTILIZING
FUNDS AVAILABLE UNDER THE POLICIES            THE FUNDS            CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
----------------------------------   ---------------------------   -----------------------------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -   FUTURITY VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         CONTRACT
AIM V.I. Core Equity Fund            Variable Account F            -   FUTURITY FOCUS VARIABLE AND FIXED
AIM V.I. International Growth Fund                                     ANNUITY CONTRACT

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -   FUTURITY II VARIABLE AND FIXED
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         ANNUITY CONTRACT
AIM V.I. Core Equity Fund            Variable Account F            -   FUTURITY III VARIABLE AND FIXED
AIM V.I. International Growth Fund                                     ANNUITY CONTRACT
AIM V.I. Premier Equity Fund                                       -   FUTURITY FOCUS II VARIABLE AND FIXED
                                                                       ANNUITY CONTRACT
                                                                   -   FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                       ANNUITY CONTRACT
                                                                   -   FUTURITY SELECT FOUR VARIABLE AND
                                                                       FIXED ANNUITY CONTRACT

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -   FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         INSURANCE POLICIES
AIM V.I. Core Equity Fund            Variable Account I            -   FUTURITY SURVIVORSHIP VARIABLE
AIM V.I. International Growth Fund                                     UNIVERSAL LIFE INSURANCE POLICIES

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -   FUTURITY SURVIVORSHIP II VARIABLE
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)         UNIVERSAL LIFE INSURANCE  POLICIES
AIM V.I. Core Equity Fund            Variable Account I            -   FUTURITY PROTECTOR VARIABLE UNIVERSAL
AIM V.I. International Growth Fund                                     LIFE INSURANCE  POLICIES
AIM V.I. Premier Equity Fund                                       -   FUTURITY ACCUMULATOR VARIABLE
AIM V.I. Small Cap Equity                                              UNIVERSAL LIFE INSURANCE POLICIES
                                                                   -   FUTURITY ACCUMULATOR II VARIABLE
                                                                       UNIVERSAL LIFE INSURANCE  POLICIES
                                                                   -   FUTURITY PROTECTOR II VARIABLE
                                                                       UNIVERSAL LIFE INSURANCE  POLICIES


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

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -   SUN LIFE CORPORATE VARIABLE UNIVERSAL
AIM V.I. Premier Equity Fund         Variable Account G                LIFE INSURANCE POLICIES
AIM V.I. Small Cap Equity

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -   FUTURITY CORPORATE VARIABLE UNIVERSAL
AIM V.I. Growth Fund                 Variable Account G                LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

        SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -   FUTURITY SELECT FOUR PLUS
AIM V.I. Growth Fund                 Variable Account F            -   FUTURITY SELECT SEVEN
AIM V.I. Core Equity Fund                                          -   FUTURITY SELECT FREEDOM
AIM V.I. International Growth Fund                                 -   FUTURITY SELECT INCENTIVE
AIM V.I. Premier Equity Fund

        SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -   ALL-STAR
AIM V.I. International Growth Fund   Variable Account F            -   ALL-STAR TRADITIONS
AIM V.I. Premier Equity Fund                                       -   ALL-STAR FREEDOM
                                                                   -   ALL-STAR EXTRA

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -   KEYPORT ADVISOR CHARTER
AIM V.I. Premier Equity Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -   KEYPORT ADVISOR OPTIMA
AIM V.I. Growth Fund
AIM V.I. Premier Equity Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -   KEYPORT ADVISOR VISTA
AIM V.I. Growth Fund
AIM V.I. International Growth Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -   KEYPORT CHARTER
AIM V.I. International Growth Fund                                 -   KEYPORT VISTA
AIM V.I. Premier Equity Fund                                       -   KEYPORT OPTIMA
                                                                   -   KEYPORT LATITUDE

         SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)     SUN LIFE LARGE CASE VUL
AIM V.I. Mid Cap Core Fund           Variable Account G

         SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)     SUN LIFE LARGE CASE PPVUL
AIM V.I. Mid Cap Core Fund           Variable Account H


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

         SERIES (I) SHARES           Keyport 401 Variable          ALTERNATIVE ADVANTAGE
AIM V.I. International Growth Fund   Account P

         SERIES (I) SHARES           Sun Life of Canada (U.S.)     MAGNASTAR PPVUL
    AIM V.I. Basic Value Fund        Variable Account R and S
AIM V.I. International Growth Fund


                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. Michelle Grace           By: /s/ Donna F. Anderson
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Donna F. Anderson
Title: Assistant Secretary              Title: Assistant Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: John S. Cooper
Title: Assistant Secretary              Title: Executive Vice President


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.)


                                        By: /s/ Raymond Scanlon
                                            ------------------------------------
                                                      For the President
                                        Name: Raymond Scanlon
                                        Title: Vice President


                                        By: /s/ Bruce Teichner
                                            ------------------------------------
                                                      For the Secretary
                                        Name: Bruce Teichner
                                        Title: Assistant Vice President and
                                               Senior Counsel


                                        CLARENDON INSURANCE AGENCY, INC.


                                        By: /s/ Michelle D'Albero
                                            ------------------------------------
                                                      For the President
                                        Name: Michelle D'Albero


                                        By: /s/ William T. Evers
                                            ------------------------------------
                                                      For the Secretary
                                        Name: William T. Evers



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